Selling expenses	12 Months Ended
Dec. 31, 2019
Disclosure of Selling expenses [Abstract]
Disclosure of selling expenses [text block]

Note 14     Selling expenses

Amounts in US$ ‘000	2019	2018	2017
Transportation (a)	12,985	2,638	864
Selling taxes and other	1,128	1,385	272
	14,113	4,023	1,136

(a)

The increase in transportation costs in 2019 is explained primarily due to the difference in accounting for different points of sale in Colombia and costs associated with the operation of the flowline connecting Llanos 34 block to the ODL regional pipeline. Sales at the wellhead have no selling costs associated but generate lower revenue whereas transportation costs for sales to other delivery points are accounted for as selling expenses.